Supplement dated January 7, 2015 to the VAROOM and VAROOM II

Flexible Premium Variable Annuity Prospectuses Dated May 1, 2014

Issued by National Integrity Life Insurance Company Through its Separate Account I

This supplement describes changes to the prospectuses identified above.  Please retain this supplement for future reference.

In Part 1 — Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the underlying Fund expenses shown below are currently effective and replace the existing information for these Funds in the table of gross annual Fund expenses.(1)  The change reflects a 0.02% decrease in the management fee.

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
iShares Core S&P Mid-Cap ETF (2)	0.12%	0.00%	0.00%	0.00%	0.12%
iShares Core S&P Small-Cap ETF (2)	0.12%	0.00%	0.00%	0.00%	0.12%

In Part 8 — Tax Aspects of the Contract, in the section titled “Rollovers and Transfers,” the following is added:

Beginning in 2015, you can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  Trustee-to-trustee transfers between IRAs are not limited.  Rollovers from traditional to Roth IRAs (“conversions”) are not limited.

This is for informational purposes only. You are not required to take any action.  If you need assistance, you can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.

(1)  Each Fund’s expenses were provided in the most recent prospectus for that Fund.  We have not independently verified the information.  Current or future expenses may be more or less than those shown.  More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

(2)  The iShares Trust’s investment advisory agreement provides that the Fund’s advisors will pay all operating expenses of the Fund, except interest expense, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.